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                                                                   EXHIBIT 10.68



                                            September 22, 1998


Mark Libratore, President
LIBERTY MEDICAL SUPPLY, INC.
3595 S.W. Corporate Parkway
Martin Downs Business Park
Palm City, FL 34990

                  Re: Amendment of Employment Agreement
                      ---------------------------------

Dear Mark,

This letter agreement serves to further amend the employment agreement dated as of August 30, 1996, by and between you and PolyMedica Corporation (the "Company"), as amended by certain letter agreements dated as of March 26, 1997 and January 19, 1998 (together, the "Employment Agreement").

         SALARY. The Base Salary, as defined in Section 3.1. of the Employment Agreement, shall be increased to $247,500 effective August 1, 1998.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                            Very truly yours,



                                            /s/ Steven J. Lee
                                            ------------------------------------
                                            Steven J. Lee
                                            Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:



/s/ Mark A. Libratore
-----------------------------
Mark A. Libratore